Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Fourth Quarter and Full Year 2023 Financial Results

HAYWARD, Calif., February 21, 2024 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 29, 2023.

“UCT executed well in the fourth quarter with results coming in as expected despite a dynamic business environment,” said Jim Scholhamer, CEO. "As the semiconductor equipment inventory adjustment cycle remains fluid, we will continue to implement measures to synchronize our worldwide operations with our customers’ forecasts to ensure we have the flexibility and capacity to meet future demand. These efforts are creating long-lasting value to our customers and will increase UCT’s leading position within the industry over the long-term.”

“We are pleased with the execution of our plan to optimize our capital deployment strategy throughout 2023,” said Sheri Savage, CFO. “Generating $136 million in cash from operations enabled us to invest for future growth, pay down $39 million in debt, spend $29 million re-purchasing shares, and complete the strategic acquisition of HIS Innovations Group.”

Fourth Quarter 2023 GAAP Financial Results

Total revenue was $444.8 million. Products contributed $389.7 million and Services added $55.1 million. Total gross margin was 16.0%, operating margin was 1.0%, and net loss was $(3.8) million or $(0.08) per diluted share. This compares to total revenue of $435.0 million, gross margin of 15.0%, operating margin of 1.3%, and net loss of $(14.5) million or $(0.32) per diluted share, in the prior quarter.

Fourth Quarter 2023 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 16.7%, operating margin was 5.2%, and net income was $8.5 million or $0.19 per diluted share. This compares to gross margin of 15.5%, operating margin of 4.4%, and net income of $2.0 million or $0.04 per diluted share in the prior quarter.

Full Year 2023 GAAP Financial Results

Total revenue was $1,734.5 million. Products contributed $1,501.6 million and Services added $232.9 million. Total gross margin was 16.0%, operating margin was 2.0%, and net loss was $(31.1) million or $(0.70) per diluted share. This compares to total revenue of $2,374.3 million, gross margin of 19.6%, operating margin of 5.1%, and net income of $40.4 million or $0.88 per diluted share in the prior year.

Full Year 2023 Non-GAAP Financial Results

On a non-GAAP basis, the company reported gross margin of 16.6%, operating margin of 4.9%, and net income of $25.2 million or $0.56 per diluted share. This compares to gross margin of 20.2%, operating margin of 11.0%, and net income of $181.9 million or $3.98 per diluted share in the prior year.

First Quarter 2024 Outlook

The Company expects revenue in the range of $430.0 million to $480.0 million. The Company expects GAAP diluted net loss per share to be between $(0.25) and $(0.05) and non-GAAP diluted net income per share to be between $0.03 and $0.23.

Conference Call

The conference call and webcast will take place on Wednesday, February 21, 2024 at 1:45 p.m. PT and can be accessed by dialing 1-800-836-8184 or 1-646-357-8785. No passcode is required. A replay of the call will be available by dialing 1-888-660-6345 or 1-646-517-4150 and entering the confirmation code 03090#. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components, parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company defines non-GAAP net income as net income (loss) before amortization of intangible assets, stock-based compensation, restructuring charges, acquisition activity costs, fair value adjustments, legal-related costs, VAT settlement, net loss on divestitures, Covid-19 related costs and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 30, 2022, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	December 29,	December 30,	December 29,	December 30,
	2023	2022	2023	2022

Revenues:
Product	$389.7	$499.5	$1,501.6	$2,074.7
Services	55.1	66.9	232.9	299.6
Total revenues	444.8	566.4	1,734.5	2,374.3
Cost of revenues:
Product	335.0	412.3	1,290.5	1,712.3
Services	38.7	45.6	166.7	197.0
Total cost of revenues	373.7	457.9	1,457.2	1,909.3
Gross profit	71.1	108.5	277.3	465.0
Operating expenses:
Research and development	6.6	7.1	28.3	28.5
Sales and marketing	13.2	13.2	51.8	54.4
General and administrative	46.7	44.4	162.0	184.3
Net loss on divestitures	—	—	—	77.4
Total operating expenses	66.5	64.7	242.1	344.6
Income from operations	4.6	43.8	35.2	120.4
Interest income	1.6	0.5	4.1	0.9
Interest expense	(12.8)	(10.8)	(48.8)	(33.9)
Other income (expense), net	(1.1)	3.4	(1.8)	0.9
Income (loss) before provision for income taxes	(7.7)	36.9	(11.3)	88.3
Provision for income taxes	(6.2)	8.5	10.9	37.9
Net income (loss)	(1.5)	28.4	(22.2)	50.4
Less: Net income attributable to noncontrolling interests	2.3	0.6	8.9	10.0
Net income (loss) attributable to UCT	$(3.8)	$27.8	$(31.1)	$40.4

Net income (loss) per share attributable to UCT common stockholders:
Basic	$(0.08)	$0.61	$(0.70)	$0.89
Diluted	$(0.08)	$0.61	$(0.70)	$0.88
Shares used in computing net income (loss) per share:
Basic	44.7	45.4	44.7	45.2
Diluted	44.7	45.7	44.7	45.7

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in millions)

	December 29,	December 30,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$307.0	$358.8
Accounts receivable, net of allowance for credit losses	180.8	253.7
Inventories	374.5	443.9
Prepaid expenses and other current assets	30.9	42.4
Total current assets	893.2	1,098.8

Property, plant and equipment, net	328.3	279.6
Goodwill	265.2	248.8
Intangible assets, net	215.3	187.9
Deferred tax assets, net	3.1	36.0
Operating lease right-of-use assets	151.7	99.0
Other non-current assets	10.9	10.8
Total assets	$1,867.7	$1,960.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$17.6	$20.8
Accounts payable	192.9	253.5
Accrued compensation and related benefits	47.7	52.5
Operating lease liabilities	18.1	17.1
Other current liabilities	33.7	45.3
Total current liabilities	310.0	389.2

Bank borrowings, net of current portion	461.2	493.0
Deferred tax liabilities	19.0	52.2
Operating lease liabilities	143.0	80.3
Other liabilities	37.3	9.2
Total liabilities	970.5	1,023.9

Equity:
UCT stockholders’ equity:
Common stock	496.6	515.5
Retained earnings	346.7	377.8
Accumulated other comprehensive loss	(4.4)	(5.4)
Total UCT stockholders' equity	838.9	887.9
Non-controlling interest	58.3	49.1
Total equity	897.2	937.0
Total liabilities and equity	$1,867.7	$1,960.9

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in millions)

	Twelve Months Ended
	December 29,	December 30,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$(22.2)	$50.4
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired, liabilities assumed at acquisition):
Depreciation and amortization	65.6	72.3
Stock-based compensation	12.1	19.1
Change in the fair value of financial instruments	1.7	1.0
Deferred income taxes	(12.4)	(0.2)
Net loss on divestitures	—	77.4
Others	(0.9)	(0.2)
Changes in assets and liabilities, net of effects of acquisitions and divestitures:
Accounts receivable	78.5	(15.7)
Inventories	80.8	(84.4)
Prepaid expenses and other current assets	12.5	(4.5)
Other non-current assets	—	(3.4)
Accounts payable	(61.5)	(68.4)
Accrued compensation and related benefits	(5.6)	7.1
Income taxes payable	(5.2)	(0.1)
Operating lease assets and liabilities	0.4	(2.2)
Other liabilities	(7.9)	(1.0)
Net cash provided by operating activities	135.9	47.2
Cash flows from investing activities:
Purchases of property, plant and equipment	(75.8)	(100.1)
Divestiture of subsidiaries	—	3.4
Proceeds from sale of property and equipment	2.2	0.5
Acquisition of business, net of cash acquired	(46.1)	—
Net cash used in investing activities	(119.7)	(96.2)
Cash flows from financing activities:
Payments on bank borrowings	(38.6)	(39.7)
Repurchase of shares	(29.4)	(12.1)
Employees’ taxes paid upon vesting of restricted stock units	(2.2)	(3.9)
Payments of debt issuance costs	(0.3)	(0.7)
Proceeds from issuance of common stock	0.8	0.7
Others	(0.2)	(0.3)
Net cash used in financing activities	(69.9)	(56.0)
Effect of exchange rate changes on cash and cash equivalents	1.9	(2.7)
Net decrease in cash and cash equivalents	(51.8)	(107.7)
Cash and cash equivalents at beginning of period	358.8	466.5
Cash and cash equivalents at end of period	$307.0	$358.8

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	December 29, 2023			December 29, 2023
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$389.7	$55.1	$444.8	$389.7	$55.1	$444.8
Gross profit	$54.7	$16.4	$71.1	$56.9	$17.5	$74.4
Gross margin	14.0%	29.8%	16.0%	14.6%	31.7%	16.7%
Income from operations	$2.7	$1.9	$4.6	$17.8	$5.3	$23.1
Operating margin	0.7%	3.4%	1.0%	4.6%	9.5%	5.2%

				Three Months Ended
				December 29, 2023
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$54.7	$16.4	$71.1
Amortization of intangible assets (1)				1.0	1.0	2.0
Stock-based compensation expense (2)				0.5	—	0.5
Restructuring charges (3)				0.3	0.1	0.4
Inventory fair value adjustment (5)				0.4	—	0.4
Non-GAAP gross profit				$56.9	$17.5	$74.4

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				14.0%	29.8%	16.0%
Amortization of intangible assets (1)				0.3%	1.8%	0.4%
Stock-based compensation expense (2)				0.1%	—	0.1%
Restructuring charges (3)				0.1%	0.1%	0.1%
Inventory fair value adjustment (5)				0.1%	—	0.1%
Non-GAAP gross margin				14.6%	31.7%	16.7%

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$2.7	$1.9	$4.6
Amortization of intangible assets (1)				4.3	2.9	7.2
Stock-based compensation expense (2)				3.2	0.4	3.6
Restructuring charges (3)				3.3	0.1	3.4
Acquisition-related costs (4)				3.4	—	3.4
Inventory fair value adjustment (5)				0.4	—	0.4
Legal-related costs (6)				0.5	—	0.5
Non-GAAP income from operations				$17.8	$5.3	$23.1

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				0.7%	3.4%	1.0%
Amortization of intangible assets (1)				1.1%	5.3%	1.6%
Stock-based compensation expense (2)				0.9%	0.7%	0.8%
Restructuring charges (3)				0.8%	0.1%	0.8%
Acquisition-related costs (4)				0.9%	—	0.8%
Inventory fair value adjustment (5)				0.1%	—	0.1%
Legal-related costs (6)				0.1%	—	0.1%
Non-GAAP operating margin				4.6%	9.5%	5.2%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents acquisition activity costs
5 Fair value adjustments related HIS' sold inventories
6 Represents estimated costs related to legal proceedings

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
	December 29,	December 30,	September 29,	December 29,	December 30,
	2023	2022	2023	2023	2022
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in millions)
Reported net income (loss) attributable to UCT on a GAAP basis	$(3.8)	$27.8	$(14.5)	$(31.1)	$40.4
Amortization of intangible assets (1)	7.2	7.0	5.5	24.1	30.1
Stock-based compensation expense (2)	3.6	4.6	3.9	12.5	19.3
Restructuring charges (3)	3.4	1.5	3.2	9.2	3.3
Acquisition related costs (4)	3.4	—	0.7	4.3	0.6
Fair value related adjustments (5)	2.5	—	—	4.0	—
Legal-related costs (6)	0.5	—	—	(0.4)	2.2
VAT settlement (7)	—	—	—	—	4.0
Net loss on divestitures (8)	—	—	—	—	77.4
Covid-19 related costs (9)	—	—	—	—	2.9
Income tax effect of non-GAAP adjustments (10)	(3.4)	(1.8)	(5.0)	(10.2)	(22.2)
Income tax effect of valuation allowance (11)	(4.9)	3.5	8.2	12.8	23.9
Non-GAAP net income attributable to UCT	$8.5	$42.6	$2.0	$25.2	$181.9

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis	$4.6	$43.8	$5.7	$35.2	$120.4
Amortization of intangible assets (1)	7.2	7.0	5.5	24.1	30.1
Stock-based compensation expense (2)	3.6	4.6	3.9	12.5	19.3
Restructuring charges (3)	3.4	1.5	3.2	9.2	3.3
Acquisition related costs (4)	3.4	—	0.7	4.3	0.6
Fair value related adjustments (5)	0.4	—	—	0.4	—
Legal-related costs (6)	0.5	—	—	(0.4)	2.2
VAT settlement (7)	—	—	—	—	4.0
Net loss on divestitures (8)	—	—	—	—	77.4
Covid-19 related costs (9)	—	—	—	—	2.9
Non-GAAP income from operations	$23.1	$56.9	$19.0	$85.3	$260.2

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	1.0%	7.7%	1.3%	2.0%	5.1%
Amortization of intangible assets (1)	1.6%	1.2%	1.3%	1.4%	1.3%
Stock-based compensation expense (2)	0.8%	0.8%	0.9%	0.7%	0.8%
Restructuring charges (3)	0.8%	0.3%	0.7%	0.5%	0.1%
Acquisition related costs (4)	0.1%	—	0.2%	0.3%	0.0%
Fair value related adjustments (5)	0.1%	—	—	0.0%	—
Legal-related costs (6)	0.8%	—	—	0.0%	0.1%
VAT settlement (7)	—	—	—	—	0.2%
Net loss on divestitures (8)	—	—	—	—	3.3%
Covid-19 related costs (9)	—	—	—	—	0.1%
Non-GAAP operating margin	5.2%	10.0%	4.4%	4.9%	11.0%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$71.1	$108.5	$65.2	$277.3	$465.0
Amortization of intangible assets (1)	2.0	1.5	1.5	6.5	6.3
Stock-based compensation expense (2)	0.5	0.4	0.2	1.5	1.5
Restructuring charges (3)	0.4	0.3	0.7	1.6	1.0
Fair value related adjustments (5)	0.4	—	—	0.4	—
VAT settlement (7)	—	—	—	—	4.0
Covid-19 related costs (9)	—	—	—	—	2.9
Non-GAAP gross profit	$74.4	$110.7	$67.6	$287.3	$480.7

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	16.0%	19.2%	15.0%	16.0%	19.6%
Amortization of intangible assets (1)	0.4%	0.3%	0.3%	0.4%	0.3%
Stock-based compensation expense (2)	0.1%	0.0%	0.0%	0.1%	0.1%
Restructuring charges (3)	0.1%	0.0%	0.2%	0.1%	0.0%
Fair value related adjustments (5)	0.1%	—	—	0.0%	—
VAT settlement (7)	—	—	—	—	0.2%
Covid-19 related costs (9)	—	—	—	—	0.1%
Non-GAAP gross margin	16.7%	19.5%	15.5%	16.6%	20.2%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in millions)
Reported interest and other income (expense) on a GAAP basis	$(12.3)	$(6.9)	$(13.2)	$(46.5)	$(32.1)
Fair value related adjustments (5)	2.1	—	—	4.9	—
Non-GAAP interest and other income (expense)	$(10.2)	$(6.9)	$(13.2)	$(41.6)	$(32.1)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$(0.08)	$0.61	$(0.32)	$(0.70)	0.88
Amortization of intangible assets (1)	0.16	0.15	0.12	0.54	0.66
Stock-based compensation expense (2)	0.08	0.10	0.09	0.28	0.42
Restructuring charges (3)	0.08	0.03	0.07	0.20	0.07
Acquisition related costs (4)	0.08	—	0.02	0.10	0.01
Fair value related adjustments (5)	0.05	—	—	0.09	—
Legal-related costs (6)	0.01	—	—	(0.01)	0.05
VAT settlement (7)	-	—	—	—	0.09
Net loss on divestitures (8)	-	—	—	—	1.69
Covid-19 related costs (9)	-	—	—	—	0.06
Income tax effect of non-GAAP adjustments (10)	(0.08)	(0.04)	(0.11)	(0.23)	(0.49)
Income tax effect of valuation allowance (11)	(0.11)	0.08	0.17	0.29	0.52
Non-GAAP net income	$0.19	$0.93	$0.04	$0.56	$3.98
Weighted average number of diluted shares (in millions) on a non-GAAP basis	44.9	45.7	45.0	45.1	45.7

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE
	Three Months Ended			Twelve Months Ended
	December 29,	December 30,	September 29,	December 29,	December 30,
	2023	2022	2023	2023	2022
(in millions, except percentages)
Provision for income taxes on a GAAP basis	$(6.2)	$8.5	$5.3	10.9	37.9
Income tax effect of non-GAAP adjustments (10)	3.4	1.8	5.0	10.2	22.2
Income tax effect of valuation allowance (11)	4.9	(3.5)	(8.2)	(12.8)	(23.9)
Non-GAAP provision for income taxes	$2.1	$6.8	$2.2	$8.3	$36.3

Income (loss) before income taxes on a GAAP basis	$(7.7)	$36.9	$(7.5)	(11.3)	88.3
Amortization of intangible assets (1)	7.2	7.0	5.5	24.1	30.1
Stock-based compensation expense (2)	3.6	4.6	3.9	12.5	19.3
Restructuring charges (3)	3.4	1.5	3.2	9.2	3.3
Acquisition related costs (4)	3.4	—	0.7	4.3	0.6
Fair value related adjustments (5)	2.5	—	—	5.4	—
Legal-related costs (6)	0.5	—	—	(0.4)	2.2
VAT settlement (7)	—	—	—	—	4.0
Net loss on divestitures (8)	—	—	—	—	77.4
Covid-19 related costs (9)	—	—	—	—	2.9
Non-GAAP income before income taxes	$12.9	$50.0	$5.8	$43.8	$228.1
Effective income tax rate on a GAAP basis	80.5%	23.0%	-70.7%	-96.5%	42.9%
Non-GAAP effective income tax rate	16.4%	13.7%	37.3%	18.9%	15.9%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents acquisition activity costs
5 Fair value adjustments related to contingent consideration, HIS' sold inventories, intercompany loan related to an acquisition, net of $1.3 million loss attributable to noncontrolling interest
6 Represents estimated costs related to legal proceedings
7 Represents impact of value added tax ruling
8 Represents the net loss on the divestiture of certain non-core subsidiary entities
9 Covid-19 related costs incurred during the period
10 Tax effect of items (1) through (9) above based on the non-GAAP tax rate

11 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect